UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/09/2006

ROCKWELL COLLINS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16445

DE	522314475
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

400 Collins Road NE, Cedar Rapids, IA 52498
(Address of principal executive offices, including zip code)

319-295-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

The information provided in Item 3.03 below is hereby incorporated by reference into this Item 1.01.

Item 3.03.    Material Modifications to Rights of Security Holders

On November 9, 2006, the Company executed an Agreement of Resignation, Appointment and Acceptance in connection with the change of trustees under the Company's Indenture dated November 1, 2001. A copy of this agreement is filed as Exhibit 10 and is incorporated herein by reference. The Company's outstanding 4 3/4% Notes due 2013 were issued pursuant to the Indenture. A Supplemental Indenture that provides for the replacement of Citibank, N.A. as Indenture Trustee with The Bank of New York Trust Company, N.A. is contemplated to be signed on December 4, 2006. A copy of the form of Supplemental Indenture is filed as Exhibit 4-a-4 to this Current Report on Form 8-K and is incorporated herein by reference.

Also filed as Exhibit 25 with this Form 8-K and incorporated herein by reference is a form of Statement of Eligibility on Form T-1 for The Bank of New York Trust Company, N.A.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

Exhibit 4-a-4 -- Form of Supplemental Indenture dated December 4, 2006.

Exhibit 10 -- Agreement of Resignation, Appointment and Acceptance dated November 9, 2006 by and among Citibank, N.A., The Bank of New York Trust Company, N.A. and Rockwell Collins, Inc.

Exhibit 25 -- Form of Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Bank of New York Trust Company, N.A.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL COLLINS, INC.

Date: November 14, 2006	By:	/s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-4.a.4	Form of Supplemental Indenture dated December 4, 2006.
EX-10.	Agreement of Resignation, Appointment and Acceptance dated November 9, 2006 by and among Citibank, N.A., The Bank of New York Trust Company, N.A. and Rockwell Collins, Inc.
EX-25.	Form of Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A.